Supplementary information to the cash flow (Tables)	12 Months Ended
Dec. 31, 2022
Supplementary Information To Cash Flow
Schedule of supplementary information to the cash flow

	2022	2021	2020

Non-cash transactions

Additions to property, plant and equipment and intangible assets - with no effect on cash	2,303,608	1,929,392	1,315,151
Additions to intangible assets / acquisition of licenses (i)	-	2,682,469

(i)	TIM participated in the 5G Auction of the 2.3GHz, 3.5Ghz and 26Ghz radio frequency bands for the deployment of the 5th Generation mobile telephony, winning several lots in these radio frequencies. As of December 2021, Capex recorded for licenses and related obligations is R$ 3,584 million. With the amount of R$ 2,682 million as a contra entry to authorizations payable and R$ 902 million with impact on cash.